UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]Check the appropriate box:

[ ]             Preliminary Proxy Statement.

[ ]             Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]           Definitive Proxy Statement.

[ ]             Definitive Additional Materials.

[ ]             Soliciting Material Pursuant to §240.14a-12.

ClearOne, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.

[ ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)              Title of each class of securities to which transaction applies:

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[ ]          Fee paid previously with preliminary materials.

[ ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)              Date Filed:

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CLEARONE, INC.
Notice of Annual Meeting of Shareholders

Date	December 29, 2025

Time	9:30 a.m. Mountain time

Website	www.colonialstock.com/clroinc2025

Record date	December 11, 2025. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy voting

This proxy statement (“Proxy Statement”) is being furnished to the shareholders (the “Shareholders”) of ClearOne, Inc., a Delaware corporation (the “Company” or “ClearOne”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the Annual Meeting of Shareholders to be held at 9:30 a.m., Mountain Time, on Monday, December 29, 2025, and any continuations, postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held exclusively online, via a live audio-only webcast. If you plan to attend the virtual meeting, please see the information below as well as the attendance and registration instructions in the proxy statement. There will be no physical location for this meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON DECEMBER 29, 2025.

Because we have elected to utilize the “full set delivery” option, we are delivering to all Shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our proxy statement, form of proxy card, and Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) are available online at www.colonialstock.com/clroinc2025. On or about December 17, 2025, we will have sent to our Shareholders a proxy statement, a form of proxy card, and the 2024 Annual Report. Whether or not you plan to attend the virtual Annual Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions, including regarding the 2024 Annual Report, to management at the Annual Meeting.

Items of business

1.              To elect five members of our Board of Directors;

2.              To transact such other business as may properly come before the meeting or any adjournment thereof.

The items of business are more fully described in the proxy statement accompanying this notice.

Sincerely,

Simon Brewer

Chief Financial Officer and Corporate Secretary

Salt Lake City, Utah

December 17, 2025

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CLEARONE, INC.
Annual Meeting of Shareholders
Proxy Statement

This proxy statement is solicited by and on behalf of the Board of Directors of ClearOne, Inc., a Delaware corporation (hereinafter referred to as the “Company,” “ClearOne,” “we,” “us” or “our”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held on Monday, December 29, 2025. The Annual Meeting will be held exclusively online, via a live audio-only webcast. If you plan to attend the virtual meeting, please see the information below as well as the attendance and registration instructions in the proxy statement. There will be no physical location for this meeting.

These proxy solicitation materials will be distributed on or about December 17, 2025 to all shareholders entitled to vote at the meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

How is ClearOne distributing the proxy materials?

ClearOne has elected to utilize the “full set delivery” option. We are delivering to all shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our proxy statement, form of proxy card, and Annual Report on Form 10-K for the year ended December 31, 2024 are available online at www.colonialstock.com/clroinc2025.

On or about December 17, 2025, we will have sent to our stockholders a proxy statement, a form of proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”).

What is the purpose of this Proxy Statement and accompanying Proxy?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers with full power of substitution as proxies for the Annual Meeting. These officers are Derek L. Graham and Simon Brewer.

The Board of Directors is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Annual Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to:

1. To elect five members of our Board of Directors; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Although the Board of Directors does not anticipate that any other issues will come before the Annual Meeting, your completed and executed proxy gives the official proxies the right to vote your shares that you are entitled to vote in accordance with your instructions at the Annual Meeting.

What is the record date for voting at the Annual Meeting?

The record date for purposes of determining the number of outstanding shares of our common stock eligible to vote at the Annual Meeting, and for determining the shareholders entitled to vote at the Annual Meeting, is the close of business on December 11, 2025 (the “Record Date”). As of the Record Date, 2,237,912 shares of common stock were issued and outstanding. Holders of the shares of common stock have no preemptive rights. The transfer agent for the common stock is:

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Colonial Stock Transfer Company, Inc.

7840 S. 700 E.

Sandy, UT 84070

Phone: 801-355-5740

Fax: 801-355-6505

What is the quorum requirement for the Annual Meeting?

A quorum must be present at the meeting in order for the shareholders to take official action. Under Delaware law and our Certificate of Incorporation and Bylaws, a quorum will exist if a majority of the total number of shares entitled to vote are present, in person or by proxy.

What is a broker non-vote and how is it counted?

Under applicable rules, brokers are permitted to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. However, brokers are not allowed to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the Annual Meeting?

There are no routine matters on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Annual Meeting?

All of the matters to be voted upon at the Annual Meeting are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers. Your broker will not be allowed to vote your shares on any non-routine matters without your specific instructions. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How many votes are needed to approve each Proposal?

On all matters, except as otherwise provided by Delaware law, each holder of common stock will be entitled to one vote for each share of common stock held on the Record Date. Assuming that a quorum is present, the votes needed to approve each Proposal are set forth below.

Proposal 1 – The Election of Directors: In the election of directors, shareholders will not be allowed to cumulate their votes. The election of directors will be determined by plurality vote. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Proposal 2 – Other Matters: Any other matter properly presented for approval by the shareholders at the Annual Meeting will generally be approved if the number of votes cast in favor of such matter exceeds the number of votes cast in opposition. With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter. We are not currently aware of any other matters to be presented at the Annual Meeting.

What are the Board of Director’s recommendations on the Proposals?

The Board of Directors recommends that shareholders cast their votes on the Proposals as follows:

• Proposal 1 – ”FOR” the election of all five director nominees; and

• Proposal 2 – “FOR” such other matters properly presented by the Board of Directors for approval by the Shareholders at the Annual Meeting.

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What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Colonial, our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

Will I get more than one copy of the proxy statement or annual report if there are multiple shareholders at my address?

In some cases, only one copy of this proxy statement or 2024 Annual Report is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon a written or oral request, a separate copy of this proxy statement or the 2024 Annual Report to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders sharing an address may also submit requests for delivery of a single copy of the proxy statement or 2024 Annual Report, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, a shareholder may submit a written request to the Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116 or a shareholder may make a request by calling the Corporate Secretary at (801) 975-7200, or by contacting our transfer agent, Colonial Stock Transfer Company, Inc, 7840 S. 700 E., Sandy, UT 84070 or calling (801) 355-5740.

How can I attend the meeting?

The Board of Directors has decided that the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via a live audio-only webcast. There will be no physical location for the Annual Meeting. You are entitled to participate in the annual meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. The virtual Annual Meeting has been designed to provide substantially the same rights to participate as you would have at an in-person meeting.

If you are a stockholder, you can attend the Annual Meeting online, vote and submit your questions prior to and during the meeting by visiting www.colonialstock.com/clroinc2025. Please follow the login and registration instructions outlined below. You will need a 15-digit control number to participate in the Annual Meeting.

Anyone may enter the virtual Annual Meeting as a guest in listen-only mode at www.colonialstock.com/clroinc2025, but only stockholders of record and beneficial owners of shares who have registered for the meeting may participate in the Annual Meeting.

The online meeting will begin promptly at 9:30 a.m., Central Time on Monday, December 29, 2025. We encourage you to access the meeting prior to the start time to provide ample time for logging in.

What if I have trouble accessing the Annual Meeting virtually?

If you have difficulties logging into the Annual Meeting virtually, you can utilize the technical resources available on the log-in webpage for the virtual annual meeting at www.colonialstock.com/clroinc2025.

If there are any technical issues in convening or hosting the annual meeting, we will promptly post information to our website, https://investors.clearone.com/press-releases, under the press releases heading, including information on when the meeting will be reconvened.

How do I vote?

If your shares of common stock are held in street name by a broker, bank or other nominee, you will receive information from your nominee as to how to instruct them to vote your shares of common stock for each of the Proposals discussed in this proxy statement.

If you are a shareholder of record and hold common stock in your own name, you may give instructions on how to vote your shares of common stock by following the instructions on the proxy card on how to vote over the Internet, by phone, or by mail by completing, signing, dating and returning the proxy card.

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By completing and submitting the proxy (whether over the internet, by telephone, or by signing, dating and mailing the accompanying proxy card), the shareholder authorizes Derek L. Graham, Chief Executive Officer, and Simon Brewer, Corporate Secretary and Chief Financial Officer, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly completed and submitted will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR the election of all five director nominees and FOR Proposal 2. Votes will be tabulated by Colonial.

How do I revoke my proxy?

You may revoke your proxy before the vote is taken at the Annual Meeting by:

• completing, signing and submitting a new proxy with a later date;

• attending the virtual Annual Meeting and voting a ballot; or

• filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Your attendance at the virtual Annual Meeting will not automatically revoke your proxy.

If the common stock you own is held on your behalf by a broker, bank or other nominee, you must contact the nominee to receive instructions as to how you can revoke your proxy.

You may obtain an additional proxy card by writing to Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a current report on Form 8-K filed with the SEC within four (4) business days of the date of the Annual Meeting, unless only preliminary voting results are available at that time. To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. You may access or obtain a copy of these and our other reports filed with the SEC free of charge on our web site at http://www.clearone.com. Also, such Form 8-K, any amendments thereto and other reports we file with the SEC are available to you over the Internet at the SEC’s web site at http://www.sec.gov.

How can I view the shareholder list?

A complete list of shareholders of record entitled to vote at the Annual Meeting will be available, by appointment, for viewing during ordinary business hours for a period of ten (10) days before the Annual Meeting at our offices located at 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the costs of the solicitation. The solicitation of proxies by the Board of Directors will be conducted primarily by mail and through the Internet. Additionally, our officers, directors and employees may solicit proxies personally or by telephone, email or other forms of wire or facsimile communication. These officers, directors and employees will not receive any extra compensation for these services. We may reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our common stock as of the record date.

How can I obtain a copy of the 2024 Annual Report?

We will be mailing the 2024 Annual Report along with a proxy statement and a proxy card. We will also provide, without charge, a printed copy of our 2024 Annual Report, to each shareholder of record as of the record date that requests a copy in writing. Any such requests should be directed to our Corporate Secretary at our corporate offices set forth in this proxy statement.

You may also access or obtain a copy of our 2024 Annual Report and other reports filed with the SEC free of charge on our web site at http://www.clearone.com, or at the SEC’s web site at http://www.sec.gov. The 2024 Annual Report contains financial and other information about our company but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Audit and Compliance Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation and bylaws provide that our Board of Directors shall consist of not less than three or more than nine members as determined by the Board of Directors or our shareholders from time to time. The Board of Directors has currently fixed the number of directors at five.

We have nominated current directors Ms. Higley, Mr. Robinson and Mr. Whaley for election at the meeting to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by our Board of Directors. The Board of Directors has no reason to believe any nominee will be unable or will decline to serve as a director.

Directors and Nominees for Director

The following table sets forth certain information regarding our five nominees for election as directors at the Annual Meeting, including our five current directors continuing in office.

Name	Age	Position	Director Since
Eric. L Robinson	58	Chairman and Director (1)	2015
Eric Boehnke	60	Director	2025
Lisa B. Higley	58	Director	2020
Youngsun Park	55	Director (2)	2025
Bruce Whaley	75	Director (1)	2019

(1) Member of the Audit and Compliance Committee, Compensation Committee and Nominating Committee.

(2) Member of the Audit and Compliance Committee.

Eric. L Robinson has served as a director of our company since July 2015 and was named Chairman of the Board in February 2022. Mr. Robinson spent fourteen years in private practice as a corporate attorney, including eleven years as a partner in the Salt Lake City, Utah law firm of Blackburn & Stoll, LC. Mr. Robinson’s law practice focused on securities, corporate and other business transactions. For the past five years, Mr. Robinson has been principally employed by MicroPower Global Limited, a company in the semiconductor business, OUR Rescue, Inc. and as a private attorney. At MicroPower, Mr. Robinson acted as General Counsel, Chief Financial Officer and a director. At OUR Rescue, Inc. he acts as VP of Legal Affairs. Mr. Robinson also maintains a law practice and serves as counsel to a number of companies in the fields of regenerative medicine and commercial construction. Mr. Robinson previously served as chief financial officer, in-house counsel, secretary and treasurer of ActiveCare, Inc. from July 2016 until his voluntary resignation in June 2017, and subsequent to Mr. Robinson’s departure, ActiveCare filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code on July 15, 2018. His legal practice included working with companies in connection with public and private offerings of securities, corporate partnering, mergers and acquisitions, licensing technology transfer, contracts and construction. He graduated from the University of Utah with honors with a B.S. degree in accounting and he subsequently passed the CPA exam (unlicensed). He graduated from Vanderbilt University with a J.D. where he graduated Order of the Coif and acted as a Managing Editor of the Law Review. Mr. Robinson has previously served as corporate and securities legal counsel to the Company and the Company’s second largest shareholder, Edward D. Bagley.

Eric Boehnke has served as the principal of Big Sky Management Ltd., a firm providing corporate finance advisory services to private and public companies, since 1999. Over a 25-year career, Mr. Boehnke has been an officer and director of several public companies, assisting them in financing, mergers and acquisitions. Mr. Boehnke was a founder of Terrace Energy a company listed on the Toronto Stock Exchange and served as their CEO from June 2011 through October 2013. With Terrace, Mr. Boehnke was involved in raising more than $150 million of capital through both debt and equity financings and was instrumental in developing the Company’s portfolio of oil and gas assets and hiring of all the executive management. Holding various executive roles, Mr. Boehnke demonstrated team management skills while successfully advancing multiple projects at the same time. Mr. Boehnke has provided financial solutions for both small and large cap companies across all business sectors and across the entire capital structure, including financings (debt, equity, IPO) and mergers and acquisitions. Mr. Boehnke holds a BSc from the University of Toronto.

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Lisa B. Higley was appointed a director of our Company effective July 20, 2020. Ms. Higley has been self-employed as a CPA since June 2009. Previously, she was the CFO for Daisy D’s Paper Company from March 2007 until January 2009, where she managed all aspects of the company’s financial and accounting responsibilities. Additionally, Ms. Higley was the CFO for Tunex International from April 2006 to March 2007 where she was accountable for all financial aspects of the corporation. Prior to that, Ms. Higley was a staff tax accountant at Wisen, Smith, Racker & Prescott LLP from February 2004 to April 2006. Ms. Higley earned her Bachelor of Science in Accounting from the University of Oregon and her MBA from Utah State University, and has been a Utah CPA since 2004. Ms. Higley is the daughter of Edward D. Bagley, our former Chairman of the Board. Mr. Edward D. Bagley beneficially owns 49.60% of our issued and outstanding common stock.

Youngsun “Sunny” Park is a seasoned attorney and trusted advisor with over two decades of experience in estate planning, tax law, civil litigation, and legal strategy - enhanced by a strong background in public policy and governance. As the first Asian American Pacific Islander (AAPI) woman to serve as Mayor of Buena Park and as a City Council Member (2018 to 2022), she brings unique insight into how legal, business, and governmental systems intersect. Ms. Park currently serves as a housing attorney at Community Legal Aid SoCal, where she handles civil litigation matters, federal housing policy, and property-related disputes. Previously, she was Of Counsel at Asher Law Group in Century City, California, advising high-net-worth individuals and business owners on estate planning, succession strategies, and asset protection from 2007 to 2023. Her LL.M. in Taxation from NYU School of Law has provided her with the technical depth to support complex legal and financial matters throughout her career.

Bruce Whaley was appointed a director of our Company effective April 16, 2019. Mr. Whaley has extensive experience as a stockbroker for nearly five decades. Mr. Whaley is currently a broker trading at Wilson & Davis, a regional brokerage firm based in Salt Lake City, Utah. He has been with Wilson & Davis since 1988. Until March 2023, Mr. Whaley also held a real estate license and worked as a real estate agent for Coldwell Banker. Mr. Whaley attended the University of Utah between 1968 and 1971 and studied many subjects including business administration, accounting and finance. He did not graduate with a degree.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF ALL FIVE DIRECTOR NOMINEES NAMED HEREIN.

CORPORATE GOVERNANCE

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Robinson and Whaley and Ms. Park are independent directors, as “independence” is defined by the listing standards of NASDAQ. This determination was made because Messrs. Robinson and Whaley and Ms. Park have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, and a Nominating Committee, each consisting entirely of independent directors.

Our Board of Directors has adopted charters for the Audit and Compliance, Compensation and Nominating Committees describing the authority and responsibilities delegated to each committee by the Board. We post on our website at www.clearone.com the charters of our Audit and Compliance, Compensation and Nominating Committees, our Code of Ethics, and any amendments or waivers thereto and any other corporate governance materials contemplated

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by SEC or NASDAQ regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Corporate Secretary at our corporate offices located at the address set forth in this proxy statement.

Board Leadership Structure

The Board believes that there is no one best leadership structure model that is most effective in all circumstances. The Board adheres to a flexible approach to the question of whether to separate the positions of Chairman and Chief Executive Officer (“CEO”) and the necessity of a lead independent director, and will consider a variety of factors in making a decision, including, but not limited to, the current performance of the Company and the experience, knowledge and temperament of the Chief Executive Officer. The Board remains flexible and committed to a strong corporate governance structure and board independence. The Board is committed to adopting corporate management and governance policies and strategies that promote our effective and ethical management. In this regard, the Board strongly believes that it should have maximum flexibility in deciding whether the offices of Chairman and Chief Executive Officer are combined or separate and, if separate, whether the Chairman should be an independent director or an employee.

The roles of Chairman and Chief Executive Officer were separated in February 2022 when Mr. Robinson was named Chairman of the Board in light of Mr. Robinson’s leadership, experience, and knowledge of the Company and its shareholders. The Board determined and continues to believe that it was in our best interests and our stockholders’ best interests to separate the roles of Chairman and Chief Executive Officer.

The Chief Executive Officer and the independent directors have different perspectives and roles in strategy development. The Chief Executive Officer brings Company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes its independent directors provide effective oversight of management, and that the separation of Chief Executive Officer and Chairman together with a Board whose majority of directors are independent, provides the appropriate balance between independent oversight of management and the development of strategy.

Board Role in Risk Oversight

The Board of Directors is responsible for overseeing the management of the business and affairs of the Company, but delegates day-to-day management of the Company to the Chief Executive Officer and our executive management team. The Board of Directors is generally responsible for risk oversight, and the Audit and Compliance Committee assists the Board in fulfilling its responsibilities for general oversight of risk assessment and risk management. In addition, the other Board committees are also tasked with specific risk oversight functions pursuant to the terms of the committee charters or applicable NASDAQ rules. The Board as a whole and the various standing committees, in performing their respective risk oversight functions, have access to our company’s management team and external advisors, as necessary, and receive periodic presentations and reports from management, and incidental reports as matters arise with respect to strategic, operational, financial, legal or other risks and the plans management has to control such risks.

Committees of the Board of Directors

Audit and Compliance Committee. The Audit and Compliance Committee meets to review and discuss our accounting practices and procedures with management and independent public accountants and to review our quarterly and annual financial statements. The Audit and Compliance Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices.

The Audit and Compliance Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of our independent registered public accounting firm; approving the scope of our independent registered public accounting firm’s audit activities; approving the fees of our independent registered public accounting firm; approving any non-audit related services; reviewing the audit results; reviewing the objectivity and effectiveness of our internal audit function; and reviewing our financial reporting activities and the application of accounting standards and principles.

The members of the Audit and Compliance Committee are Eric L. Robinson (Chairman), Sunny Park and Bruce Whaley. Each member of the audit committee, in addition to being independent under the standards of NASDAQ, is independent under the standards of the Securities and Exchange Commission’s rules and regulations pertaining to

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listed company audit committees. The Board of Directors has determined that Eric L. Robinson is an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC.

Compensation Committee. The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs and administers the Company’s equity incentive plans for employees. Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the President and CEO with respect to compensation determinations for persons who are not executive officers of the Company. The members of the Compensation Committee are Bruce Whaley (Chairman) and Eric L. Robinson.

Our compensation objectives for executive officers are as follows:

• to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

• to use incentive compensation to reinforce strategic performance objectives;

• to align the interest of our executives with the interests of our shareholders such that the risks and rewards of strategic decisions are shared; and

• to reflect the value of each officer’s position in the marketplace and within our company.

Policies and Practices Related to ClearOne’s Compensation Program. We strive to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives. For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine base salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance during the preceding year. In contrast, cash bonuses and long-term incentives are better able to reflect our company’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interests of our company. Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders. The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of our company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.

Comparable Companies. In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee considers compensation survey data from companies that the Compensation Committee has selected as comparable in terms of industry, size and location. The Compensation Committee periodically reviews the companies that are included as comparable companies and makes revisions to the group as appropriate. The Compensation Committee also reviews executive compensation information for several Utah based publicly-traded companies having revenues similar to those of the Company.

Equity Grant Practices. The Compensation Committee recognizes the importance of equity ownership in the alignment of shareholder and management interests. The exercise price of each stock option awarded to our executive officers under our incentive compensation programs is equal to the closing price of our common stock on the date of grant, which is the date when the Compensation Committee acts to approve equity awards for senior executives. Performance-based equity awards are also granted to our named executive officers at this time.

The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers. The Compensation Committee considers the Chief Executive Officer’s appraisal of other executive officers’ general performance and looks especially to performance against predetermined goals before making its recommendation to the Board of Directors. The Chief Executive Officer recommends for the Compensation Committee’s approval the stock option grants and compensation related to achievement of non-quantitative goals under non-equity-based incentive plans for other executive officers. The Compensation Committee did not employ any compensation consultants during the year ended December 31, 2024.

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Nominating Committee. The Nominating Committee is responsible for overseeing the nomination of our directors. The Nominating Committee selects, evaluates, and recommends to the full Board of Directors qualified candidates for election to the Board of Directors. The members of the Nominating Committee are Eric L. Robinson and Bruce Whaley.

The Board of Directors will consider recommendations by shareholders for director nominees if the names of those nominees and relevant biographical information are submitted in writing to our company’s Secretary in the manner described for shareholder nominations below under the heading “Shareholder Proposals.” The Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business. All director nominations, whether submitted by a shareholder, the Nominating Committee, or the Board of Directors, will be evaluated in the same manner. All of the current nominees for director were recommended by the Nominating Committee and nominated by the Board of Directors. All director nominees have consented to serve as directors, if elected, until the next annual meeting of shareholders or until their successors are elected and qualified and have consented to be named as nominees.

Special Transaction Committee. In November 2024, the Board of Directors formed a Special Transaction Committee, consisting of Eric L. Robinson, Bruce Whaley and former director Larry Hendricks, who retired from the Board in May 2025, as its members. to oversee the Board’s comprehensive review of strategic alternatives focused on maximizing shareholder value, including but not limited to, equity or debt financing alternatives, merger and acquisition transactions, divestiture of assets, licensing opportunities, joint ventures, collaborations or other partnerships with other companies, or a spin-off of the Company’s current business and operations.

Board and Committee Meetings

Our Board of Directors held a total of 9 meetings in 2024. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director was a member. Although we currently have no formal policy with respect to the attendance of members of the Board of Directors at the Annual Meetings of Shareholders, we encourage each of our directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of shareholders. All members of our current Board of Directors attended the 2023 Annual Meeting of Shareholders.In 2024, the Audit and Compliance Committee held 4 meetings, the Compensation Committee held 3 meetings, the Nominating Committee held no meetings and the Special Transaction Committee held no meetings.

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

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Board Diversity Matrix (as of November 30, 2025)
Total Number of Directors:	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:	2	3	0	0
Demographic Background:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act, of 1934 as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership on Form 3 and reports of changes of ownership of our equity securities on Forms 4 and 5. Officers, directors, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the reports furnished to us for the year ended December 31, 2024, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such period.

Code of Ethics

The Board of Directors adopted a code of ethics that applies to our Board of Directors, executive officers, and employees. The Company’s Code of Ethics is posted on our website at www.clearone.com.

Insider Trading Policies and Procedures

The Company has adopted a Statement of Policy Regarding Compliance with Insider Trading Laws (the “Insider Trading Policy) that establishes policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees. The Insider Trading Policy requires compliance with all applicable laws, rules and regulations governing the offer and sale of securities and prohibits directors, officers and employees from engaging in transactions in the Company’s securities while in possession of material nonpublic information. The Insider Trading Policy establishes quarterly blackout periods during which trading in the Company’s securities is prohibited. These blackout periods begin 15 days prior to the end of each fiscal quarter and ends at the opening of trading on the first business day after the public dissemination of Company’s financial results for that quarter for a full trading day. In addition, the Insider Trading Policy requires senior officers and key employees to obtain pre-approval of any transactions in Company securities from the Company’s Compliance Officer under the Insider Trading Policy, which currently is the Chief Financial Officer.

Nomination Procedures

No changes have been made to the procedures by which our shareholders may recommend nominees to our Board of Directors.

Audit and Compliance Committee

The Company has a separate Audit and Compliance Committee and its members are Eric L. Robinson (Chairman), Youngsun Park and Bruce Whaley. The Board of Directors has determined that Eric L. Robinson is an “audit committee financial expert” and each member is independent in accordance with applicable rules and regulations of NASDAQ and the SEC.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Age	Position	Officer Since
Derek L. Graham	58	Chief Executive Officer	2022
Simon Brewer	47	Chief Financial Officer and Corporate Secretary	2024

Derek L. Graham is our Chief Executive Officer. He was appointed as Interim CEO in May 2022 and was confirmed as the permanent CEO in January 2023. He joined our company in July 2003 as Lead Engineer for Conferencing Cameras. In 2004, he was promoted to Engineering Operations Manager. In 2006, he was promoted to Director of Research and Development. In 2007, he was promoted to Sr. Director of Research and Development. In 2009, he was promoted to Vice President of Research and Development. In 2011, he was promoted to Sr. Vice President of Research and Development. In those prior roles, Mr. Graham was responsible for funding, staffing, and execution of parallel engineering programs that resulted in successful development of professionally installed audio and video conferencing, video streaming, wireless microphone, digital signage, and camera products. Mr. Graham is a named inventor on 13 patents. Prior to joining ClearOne, Mr. Graham held engineering and management positions at Intel Corporation in the areas of audio conferencing and telephony technologies. Mr. Graham earned a Bachelor of Science in Electrical Engineering, with highest honors, and a Master’s Degree in Electrical Engineering from the Georgia Institute of Technology.

Simon Brewer was appointed as Chief Financial Officer of ClearOne Inc. in April 2024, bringing over 25 years of experience in finance, operations, and leadership across technology, manufacturing, e-commerce, biotech, and non-profit sectors. He oversees the company’s finance and accounting functions, helping drive strategic initiatives to position ClearOne for scalable growth. Prior to ClearOne, Mr. Brewer was CFO and COO at an international non-profit dedicated to eradicating human trafficking (2021–2024), and CFO at Predictive Technology Group Inc. (2018–2021), leading its transition to a public company. He also held CFO roles at Norbest LLC (2016–2018) and senior finance and IT positions at Wilson Electronics (2013–2016) and Backcountry.com (2009–2013), consistently achieving revenue growth and operational efficiencies. Mr. Brewer transitioned to a dedicated accounting career at KPMG LLP (2005–2009), managing audits and advisory for high-profile clients, after beginning his career in 1999 as a programmer and accountant at Prospect Planet Dotcom. He holds a Master of Accounting and a Bachelor of Arts in Accounting (Cum Laude) with a Minor in Russian from the University of Utah and is a Certified Public Accountant (CPA) in Utah and Nevada.

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EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or earned by each named executive officer for the years ended December 31, 2024 and 2023.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Derek Graham, Chief Executive Officer (1)
Year ended December 31, 2024	$238,621	$24,336	$—	$20,096 (3)	$283,053
Year ended December 31, 2023	$244,147	$21,900	$—	$100,000 (3)	$366,047
Simon Brewer - Chief Financial Officer (2)
Year ended December 31, 2024	$193,846	$40,560	$—	$—	$234,406
Year ended December 31, 2023	$—	$—	$—	$—	$—

(1) Derek L. Graham was appointed as Interim CEO on May 24, 2022 and became permanent CEO on Jan 26, 2023.

(2) Simon Brewer was appointed Chief Financial Officer on April 15, 2024.

(3) Bonuses reflect achievement of specific performance metrics approved by the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2024.

	Number of Securities Underlying Unexercised Options
Name	Exercisable	Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date
Derek Graham	667	—	$37.50	12/14/20	12/14/26
	1,333	667(1)	$15.15	06/15/23	6/15/29
	—	4,000(2)	$7.35	11/27/24	11/26/30
Simon Brewer	—	6,667(2)	$7.35	11/27/24	11/26/30

(1) One-third of the shares underlying each stock option vest on the first anniversary of the grant date and the remaining shares vest equally over a period of 24 months following the first anniversary of the grant date.

(2) All of the shares underlying each stock option vest on the first anniversary of the grant date or upon a change of control; whichever occurs first.

OPTION EXERCISES AND STOCK VESTED

There were no exercises of stock options by named executive officers during 2024.

Potential Payments Upon Termination or Change in Control

Employment Agreements. As of the year ended December 31, 2024, none of our named executive officers was party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or the executive to terminate his or her employment for any reason or for no reason.

Accelerated Stock Option Vesting Upon a Change in Control. For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or the closing of the transaction causing the change in control.

Under the option grants, a “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

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(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

At our closing stock price on December 31, 2024, none of our named executive officers would have benefited from any potential accelerated vesting of unvested stock options.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Option Awards	Other Compensation	Total
Larry R. Hendricks	$36,400	$—	$—	$36,400
Lisa B. Higley	58,500	—	—	58,500
Eric L. Robinson	70,200	—	—	70,200
Bruce Whaley	36,400	—	—	36,400

All directors are reimbursed by the Company for their out-of-pocket travel and related expenses, if any, incurred in attending all Board of Directors and committee meetings. However, during 2024 no expenses were reimbursed to any director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We recognize that transactions between us and any of our directors, executives or other related persons can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and shareholders. Therefore, as a general matter and in accordance with our Code of Ethics, it is our preference to avoid such transactions. Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of our Company. Under the terms of its charter, our Audit and Compliance Committee reviews and, if appropriate, approves or ratifies any such transactions. Pursuant to the charter, the Committee will review any transaction in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executives had, has or will have a direct or indirect material interest. After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of our Company and our shareholders, as the Committee determines in good faith. The Company’s Board of Directors adopted the Company’s Related Party Transactions Policy on January 18, 2017. This policy is available on our website at http://investors.clearone.com/corporate-governance.

Related Party Transactions:

Consulting Agreement with Edward D. Bagley

On June 3, 2015, the Company entered into a Consulting Agreement with Edward D. Bagley, former Chairman of the Board and greater than 10% shareholder (“Consulting Agreement”) which became effective on July 29, 2015

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for an initial term of three years which was renewed in 2018 for an additional term of three years and renewed again in 2021 for an additional term of 3 years through 2024. Pursuant to the terms of the Consulting Agreement Mr. Bagley is paid a fee of $5,000 per month and is eligible to participate in our equity incentive programs and will be granted stock options commensurate with grants of stock options made to our directors. During 2024, he was paid $65,000 as consulting fees. During 2024, he did not receive any grant of stock options.

Warrant Repurchase Agreements

On September 16, 2025, the Company entered into a Warrant Repurchase Agreement with Edward Bryan Bagley, pursuant to which the Company repurchased certain outstanding common stock purchase warrants previously issued to Mr. Bagley. The repurchased warrants, issued on December 17, 2019, were exercisable for an aggregate of 3,788 shares of the Company’s common stock, par value $0.001 per share. Under the terms of the Agreement, the Company repurchased the warrants for a cash payment of $0.6504 per share underlying the warrants, representing an aggregate purchase price of $2,464. Upon settlement of the transaction, the warrants were cancelled and are of no further force or effect.

On September 17, 2025, the Company entered into a Warrant Repurchase Agreement Edward D. Bagley, pursuant to which the Company repurchased certain outstanding common stock purchase warrants previously issued to Mr. Bagley. The repurchased warrants, issued on September 12, 2021, were exercisable for an aggregate of 18,940 shares of the Company’s common stock, par value $0.001 per share. Under the terms of the Agreement, the Company repurchased the warrants for a cash payment of $0.6504 per share underlying the warrants, representing an aggregate purchase price of $12,319. Upon settlement of the transaction, the warrants were cancelled and are of no further force or effect.

Director Independence

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Eric Robinson, Sunny Park and Bruce Whaley are independent directors, in accordance with the definition of “independence” under the listing standards of NASDAQ, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, a Nominating Committee, and a Special Transaction Committee, each consisting entirely of independent directors.

AUDIT AND COMPLIANCE COMMITTEE REPORT

At the time of issuance of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Audit and Compliance Committee of the Board of Directors was comprised of three directors, all of whom were independent as defined in NASDAQ and SEC rules and regulations. The members of the Audit and Compliance Committee in 2024 and as of the issuance date of this report on and as of May 13, 2025 were Eric L. Robinson (Chair), Larry R. Hendricks, and Bruce Whaley. Eric L. Robinson is the Board of Directors’ designated “audit committee financial expert” as that term is defined in the securities laws. The Audit and Compliance Committee serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit and Compliance Committee performs these oversight responsibilities in accordance with its charter.

The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, Tanner LLC, are responsible for expressing an opinion on the conformity of the Company’s 2024 audited financial statements to accounting principles generally accepted in the United States of America.

The Audit and Compliance Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit and Compliance Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

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In this context, the Audit and Compliance Committee hereby reports as follows:

1. The Audit and Compliance Committee has reviewed and discussed the 2024 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

2. The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

3. The Audit and Compliance Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit and Compliance Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit and Compliance Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which were filed with the Securities and Exchange Commission on March 28, 2025.

The foregoing Audit and Compliance Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent the Company specifically incorporates this Audit and Compliance Committee Report by reference therein. Each of the members of the Audit and Compliance Committee is independent as defined under the standards of the NASDAQ Capital Market and the Securities and Exchange Commission, and meets all other requirements of such exchange and of such rules of the SEC.

Respectfully submitted by the members of the Audit and Compliance Committee as of May 13, 2025.

Eric L. Robinson (Chair), Larry R. Hendricks and Bruce Whaley

PAY VERSUS PERFORMANCE

Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”), as defined by SEC rules, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officer (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions.

The following table sets forth certain information regarding pay versus performance as of December 31, 2024.

Year (1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($) (3)	Summary Compensation Table Total for Non-PEO NEO ($) (2)	Compensation Actually Paid to Non-PEO NEO ($) (3)	ClearOne Total Shareholder Return ($) (4)	Net Income (Loss) ($000) (5)
2024	$283,053	$301,654	$313,016	$346,567	$96	$(8,983)
2023	366,047	366,476	364,940	324,129	90	(560)
2022	557,277	532,457	230,000	222,409	67	20,556
2021	418,750	378,848	251,625	227,684	57	(7,694)

(1)   Zeynep Hakimoglu served as PEO in and in 2022 till May 24, 2022, when her employment with ClearOne was terminated. Derek L. Graham served as PEO for the remaining part of 2022 and continued in the role for 2023 and 2024. Narsi Narayanan was our only Non-PEO NEO for 2021, 2022, 2023, and 2024 until his resignation effective March 1, 2024. Simon Brewer served as the Non-PEO NEO starting April 17, 2024.

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(2)    Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable years in the case of our PEOs, Zeynep Hakimoglu and Derek Graham, and (ii) total compensation reported in the SCT for the applicable years for Narsi Narayana and Simon Brewer, our only Non-PEO NEOs for the applicable years.

(3)    Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the SCT for the applicable year.

(4)    Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

(5)    The dollar amounts reported represent the amount of net income (loss) attributable to common stockholders reflected in our audited Consolidated Financial Statements included in our 2024, 2023, 2022 and 2021 Annual Reports on Form 10-K, respectively.

A reconciliation of the adjustments for PEOs (Zeynep Hakimoglu and Derek L. Graham) and for Non-PEO NEOs (Narsi Narayanan and Simon Brewer) is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP from SCT amounts. Equity values are calculated in accordance with FASB ASC 718.

	2024	2024	2023	2023	2022	2022	2021	2021
Name	PEO	Non- PEO NEO	PEO	Non- PEO NEO	PEO	Non- PEO NEO	PEO	Non- PEO NEO
Summary Compensation Table Total (1)	$283,053	$313,016	$366,047	$364,940	$557,277	$230,000	$418,750	$251,625
(-) Grant Date Fair Value of Option Awards Granted in Fiscal Year	(24,336)	(40,560)	(21,900)	(14,600)	—	—	—	—
(+) Fair Value at Fiscal Year End of Outstanding and Unvested Option Awards Granted in Fiscal Year	44,466	74,111	26,637	(8,697)	—	—	—	—
(+) Change in Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years	—	—	(4,309)	(12,926)	(22,059)	(4,600)	(43,666)	(26,200)
(+) Fair Value at Vesting of Option Awards Granted in Fiscal Year that Vested During Fiscal Year	—	—	—	—	—	—	—	—
(+) Change in Fair Value as of Vesting Date of Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(1,529)	—	—	(4,588)	(2,761)	(2,991)	3,764	2,259

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	2024	2024	2023	2023	2022	2022	2021	2021
Name	PEO	Non- PEO NEO	PEO	Non- PEO NEO	PEO	Non- PEO NEO	PEO	Non- PEO NEO
(-) Fair Value as of Prior Fiscal Year End of Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	—	—	—	—	—
(+) Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	—	—	—	—	—	—	—	—
Compensation Actually Paid	$301,654	$346,567	$366,476	$324,129	$532,457	$222,409	$378,848	$227,684

(1) Unvested equity values are computed in accordance with the methodology used for financial reporting purposes.

Pursuant to Item 402(v) of SEC Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the pay versus performance table provided above.

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Relationship Between CAP and Total Shareholder Return (“TSR”)

The graph below reflects the relationship between the PEO and Non-PEO NEO CAP and our TSR.

Relationship Between CAP and Net Income (Loss)

The graph below reflects the relationship between the PEO and Non-PEO NEO CAP and Net Income (Loss) 1

(1) Represents the amount of net income (loss) reported in the Company’s audited financial statements for the applicable year.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our Common Stock as of November 30, 2025, except as otherwise stated, by (i) each director and nominee for director, (ii) the named executive officers, (iii) all of our named executive officers and directors as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Currently Owned (A)	Currently Owned Percent(2) (B)	Shares that could be acquired within 60 days (C)	Total (D)	Percent (E)
Directors and Executive Officers:
Derek L. Graham	351	*	1,834	2,185	*
Eric Boehnke	—	—	—	—	—
Lisa B. Higley(3)	937	*	667	1,604	*
Youngsun Park	—	—	—	—	—
Eric L. Robinson	5	*	2,556	2,561	*
Bruce Whaley	800	*	667	1,467	*
Simon Brewer	—	—	—	—	—
Total (Directors and Officers)	2,093	*	5,718	7,811	*
5% Shareholders:
First Finance Ltd. (4)	1,203,662	53.8%	—	1,203,662	53.8%
Edward D. Bagley (5)	140,668	6.4%	2,556	143,224	6.4%

* denotes ownership of less than 1%.

(1) Except as otherwise indicated, each person named in the table has sole voting and investment power, subject to applicable community property law. Except as otherwise indicated, each person may be reached at our corporate offices c/o ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

(2) The percentages shown in Column (B) are calculated based on 2,237,912 shares of Common Stock outstanding on November 30, 2025. The numbers shown in Column (D) and percentages shown in Column (E) include the shares of Common Stock actually owned as of November 30, 2025 and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that each identified person or group had the right to acquire within 60 days of November 30, 2025 upon the exercise of the stock options and warrants shown in Column (C) are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by the persons or groups listed above.

(3) Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. The share amounts indicated for Ms. Higley do not include any shares held by Edward D. Bagley. The share amounts indicated for Ms. Higley do not include 6,546 shares owned by her spouse and 2,252,636 shares held by a trust in which she is a co-trustee.

(4) Beneficial ownership information for First Finance Ltd. based on a Schedule 13D/A filed by First Finance Ltd. On November 26, 2025. According to the Schedule 13D Amendment, First Finance Ltd. exercises sole investment and dispositive power with respect to all shares. By virtue of his pecuniary interest in First Finance Ltd., Andrew Hromyk may be deemed to beneficially own all of the shares beneficially owned by First Finance Ltd. resulting from Mr. Hromyk’s pecuniary interest in First Finance Ltd. as its controlling shareholder and director. The principal business address of First Finance Ltd. and Mr. Hromyk is 520 Newport Center Drive, Suite 650, Newport Beach CA, 92660.

(5) Mr. Bagley may be deemed to own an additional 23,684 shares of Common Stock that his spouse Carolyn Bagley owns individually. Mr. Bagley, however, disclaims beneficial ownership of these shares that may be indirectly beneficially owned by Mr. Bagley and they are excluded from the amounts reported in the table above. Mr. Edward D. Bagley has sole voting and dispositive power over 143,224 shares (including the shares that may be acquired

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pursuant to exercise of options to purchase 2,556 shares of Common Stock). This information is based upon a Schedule 13D Amendment filed by Mr. Bagley with the SEC on November 26, 2025. Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. The share amounts indicated for Mr. Edward D. Bagley do not include any shares held by E. Bryan Bagley or Lisa Higley.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2024, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weighted-Average Exercise Price of Outstanding Options and Rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	569,016	$3.32	1,015,171
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	569,016	$3.32	1,015,171

SHAREHOLDER PROPOSALS

We anticipate that our Annual Meeting of Shareholders in 2026 will be held in December 2025. Any shareholder that wishes to present any proposal for shareholder action at our Annual Meeting of Shareholders to be held during calendar year 2026 must notify us at our principal executive offices no later than August 19, 2026 in order for the proposal to be included in our proxy statement and form of proxy relating to that meeting.

Pursuant to Rule 14a-8 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2026, except in circumstances where (i) we receive notice of the proposed matter no later than August 19, 2026; and (ii) the proponent complies with the other requirements set forth in Rule 14a-8.

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ClearOne

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

ClearOne, Inc.
5255 Wiley Post Way Suite 500
Salt Lake City, UT 84116

«FName»
«Address12»
«Address3»
«COUNTRY»

Control #: «ControlNumberExt»

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

VOTE BY INTERNET – www.colonialstock.com/clroinc2025

- You can view the ClearOne Annual Report and Proxy Statement and submit your vote online at the website listed above up until 5:00 PM MT on 12/29/2025. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 5:00 PM MT on 12/29/2025.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.
- Votes by mail must be received by 12/29/2025.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Derek L. Graham and Simon Brewer, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, ("Shares") of ClearOne, Inc. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD VIRTUALLY AT www.colonialstock.com/clroinc2025 ON DECEMBER 29, 2025, AT 9:30 A.M., MOUNTAIN TIME, and directs that the Shares represented by this Proxy shall be voted as indicated below:

The Board of Directors recommends you vote FOR all the nominees for director in Proposal 1and FOR Proposal 2.

1. Election of Directors

   Nominees:
   1) Eric L. Robinson
   2) Eric Boehnke
   3) Lisa B. Higley
   4) Youngsun Park
   5) Bruce Whaley

For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
☐	☐	☐	______________________

2. Approval of any other matters which are properly presented

For	Against	Abstain
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposal 2. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR all the nominees for director in Proposal 1 and FOR Proposal 2.

Please indicate if you plan to attend this meeting.

Yes	No
☐	☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date

23